Exhibit 10.8

                OWNERSHIP INTEREST PLEDGE AND SECURITY AGREEMENT

             [BORROWER PLEDGE: NON-GMAC PARTICIPATING PARTNERSHIPS]

      OWNERSHIP INTEREST PLEDGE AND SECURITY AGREEMENT (this "Pledge Agreement"), dated as of January 30, 2002, by and among THE NEWKIRK MASTER LIMITED PARTNERSHIP, a Delaware limited partnership (the "Borrower"), NEWKIRK GP HOLDING LLC, a Delaware limited liability company (the "Holding Company"), the DELAWARE LIMITED LIABILITY COMPANIES described in Schedule 1 attached hereto (collectively, the "General Partner Pledgors"), each being a general partner of a Participating Limited Partnership (as defined below) as specified on Schedule 2 attached hereto, and FLEET NATIONAL BANK, a national banking association having an address at 100 Federal Street, Boston, Massachusetts 02110, as agent (Fleet National Bank, in such capacity as agent, hereinafter referred to as "Agent") for a syndicate of Lenders (singly and collectively, the "Lenders") as specifically provided in the Loan Agreement (as defined below).

                               W I T N E S S E T H

      WHEREAS, pursuant to that certain Loan Agreement dated as of January 30, 2002 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") entered into by and among the Borrower, the Agent and the Lenders, the Agent and the Lenders have agreed to make a loan ("Loan") to the Borrower in the aggregate principal amount of $225,000,000.00, upon the terms and subject to the conditions set forth therein.

      WHEREAS, the Holding Company and the General Partner Pledgors have substantial financial dealings with the Borrower and are affiliated with the Borrower (by ownership, contractual relationship, employment and/or other meaningful business relationship), and the extension of credit and the providing of financial accommodations to the Borrower will enhance and benefit the business activities and interests of the Holding Company and the General Partner Pledgors.

      WHEREAS, the Borrower owns 100.0% of the limited partnership interests in each of the Delaware limited partnerships described in Schedule 2 attached hereto (the "Participating Limited Partnerships") and 100.0% of such series of membership interests in the Holding Company as are specified in Schedule 3 attached hereto.

      WHEREAS, the Holding Company owns 100.0% of the membership interests in each of the General Partner Pledgors.

      WHEREAS, each General Partner Pledgor owns 100.0% of the general partnership interests in such of the Participating Limited Partnerships as set forth on Schedule 2 attached hereto.

      WHEREAS, as a condition to extending the Loan to the Borrower, the Agent and the Lenders have required the Holding Company to execute and deliver a Guaranty of even date herewith, guaranteeing the payment and performance of all obligations of the Borrower arising under or pursuant to the Loan Agreement (the "Guaranty").

      WHEREAS, as a further condition to extending the Loan to the Borrower, the Agent and the Lenders have required the Borrower, the Holding Company and each of the General Partner Pledgors to execute and deliver this Pledge Agreement and certain other Security Documents to secure the Borrower's and the General Partner Pledgors' obligations under the Loan Agreement and the Holding Company's obligations under its Guaranty.


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

      NOW, THEREFORE, in consideration of the premises and to induce the Lenders to make the Loan under the Loan Agreement, Borrower, the Holding Company and each of the General Partner Pledgors hereby agree with Agent and the Lenders as follows:

      1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Loan Agreement and used herein are so used as so defined, and the following terms shall have the following meanings:

            "Agent": as defined in the first paragraph of this Pledge Agreement.

            "Borrower": as defined in the first paragraph of this Pledge Agreement.

            "Borrower Collateral": means the Borrower Pledged Interests and all Borrower Proceeds thereof.

            "Borrower Obligations": means all indebtedness, obligations and liabilities of the Borrower to the Agent and/or any of the Lenders, whether now existing or hereafter arising, direct or indirect, absolute or contingent, under any one or more of: (i) this Pledge Agreement; (ii) the Loan Agreement, Note or any other Loan Document; and (iii) each of the same as hereafter modified, amended, extended or replaced, including, without limitation, the Obligations (as defined in the Loan Agreement).

            "Borrower Pledged Interests": means all right, title and interest of the Borrower, whether now owned or hereafter acquired, as (i) the sole limited partner of each of the Participating Limited Partnerships listed on Schedule 2 hereto and (ii) the sole member and holder of 100.0% of each series of membership interests in the Holding Company listed on Schedule 3 attached hereto, together with all interests, certificates, options or rights of any nature whatsoever which may be issued or granted to the Borrower by the Participating Limited Partnerships or the Holding Company in respect thereof.

            "Borrower Proceeds": means (i) the Borrower's right, title and interest in and to all Distributions, monies, fees, payments, compensations and proceeds now or hereafter payable in respect of the Borrower Pledged Interests, whether payable as profits, Distributions, asset Distributions, repayment of loans or capital or otherwise and including all "proceeds" as such term is defined in Section 9-306(1) of the UCC; (ii) all books, records, electronically stored data and information relating to the Borrower Pledged Interests and all rights of access to such books, records and information; (iii) all contract rights, general intangibles, claims, powers, privileges, benefits and remedies of the Borrower relating to the foregoing; (iv) all additions to the Borrower Pledged Interests, all substitutions therefor and all replacements thereof; and (v) all cash or non-cash proceeds of any of the foregoing.

            "Cash Management Agreement": shall mean that certain Cash Management Agreement, dated as of January 30, 2002, among the Borrower, the Holding Company, MLP Manager Corp. (the manager of each of the General Partner Pledgors), the Participating Limited Partnerships, various other subsidiaries of the Borrower, the Agent and the Lenders, as amended, supplemented or otherwise modified from time to time.

            "Consents": shall mean those certain Consents from the Participating Limited Partnerships, the Holding Company and the General Partner Pledgors referenced in Sections 4(a) and 4(b) of this Pledge Agreement.

            "General Partner Pledgors": as defined in the first paragraph of this Pledge Agreement.


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

            "General Partner Pledgor Collateral": means the General Partner Pledgor Pledged Interests and all General Partner Pledgor Proceeds thereof.

            "General Partner Pledgor Pledged Interests": means all right, title and interest of each of the General Partner Pledgors, whether now owned or hereafter acquired, as the sole general partner of such of the Participating Limited Partnerships as listed on Schedule 2 hereto, together with all interests, certificates, options or rights of any nature whatsoever which may be issued or granted to the General Partner Pledgors by the Participating Limited Partnerships in respect thereof.

            "General Partner Pledgor Obligations": means all indebtedness, obligations and liabilities of the Borrower and/or the General Partner Pledgors to the Agent and/or any of the Lenders, whether now existing or hereafter arising, direct or indirect, absolute or contingent, under any one or more of: (i) this Pledge Agreement; (ii) the Loan Agreement, the Note or any other Loan Document; and (iii) each of the same as hereafter modified, amended, extended or replaced, including, without limitation, the Obligations (as defined in the Loan Agreement).

            "General Partner Pledgor Proceeds": means (i) each General Partner Pledgor's right, title and interest in and to all Distributions, monies, fees, payments, compensations and proceeds now or hereafter payable in respect of the General Partner Pledgor Pledged Interests, whether payable as profits, Distributions, asset Distributions, repayment of loans or capital or otherwise and including all "proceeds" as such term is defined in Section 9-306(1) of the UCC; (ii) all books, records, electronically stored data and information relating to the General Partner Pledgor Pledged Interests and all rights of access to such books, records and information; (iii) all contract rights, general intangibles, claims, powers, privileges, benefits and remedies of the General Partner Pledgors relating to the foregoing; (iv) all additions to the General Partner Pledgor Pledged Interests, all substitutions therefor and all replacements thereof; and (v) all cash or non-cash proceeds of any of the foregoing.

            "Guaranteed Obligations": as defined in the Guaranty.

            "Guaranty": as defined in the recitals of this Pledge Agreement.

            "Holding Company": as defined in the first paragraph of this Pledge Agreement.

            "Holding Company Collateral": means the Holding Company Pledged Interests and all Holding Company Proceeds thereof.

            "Holding Company Obligations": means all indebtedness, obligations and liabilities of the Holding Company to the Agent and/or any of the Lenders, whether now existing or hereafter arising, direct or indirect, absolute or contingent, under any one or more of: (i) this Pledge Agreement; (ii) the Guaranty; and (iii) each of the same as hereafter modified, amended, extended or replaced, including, without limitation, the Guaranteed Obligations.

            "Holding Company Pledged Interests": means all right, title and interest of the Holding Company, whether now owned or hereafter acquired, as the sole member of each of the General Partner Pledgors, together with all interests, certificates, options or rights of any nature whatsoever which may be issued or granted to the Holding Company by the General Partner Pledgors in respect thereof.


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

            "Holding Company Proceeds": means (i) the Holding Company's right, title and interest in and to all Distributions, monies, fees, payments, compensations and proceeds now or hereafter payable in respect of the Holding Company Pledged Interests, whether payable as profits, Distributions, asset Distributions, repayment of loans or capital or otherwise and including all "proceeds" as such term is defined in Section 9-306(1) of the UCC; (ii) all books, records, electronically stored data and information relating to the Holding Company Pledged Interests and all rights of access to such books, records and information; (iii) all contract rights, general intangibles, claims, powers, privileges, benefits and remedies of the Holding Company relating to the foregoing; (iv) all additions to the Holding Company Pledged Interests, all substitutions therefor and all replacements thereof; and (v) all cash or non-cash proceeds of any of the foregoing.

            "Lenders": as defined in the first paragraph of this Pledge
      Agreement.

            "Loan": as defined in the recitals of this Pledge Agreement.

            "Loan Agreement": as defined in the recitals of this Pledge
      Agreement.

            "Participating Limited Partnerships": as defined in the recitals of this Pledge Agreement.

            "Pledge Agreement": means this Ownership Interest Pledge and Security Agreement, as amended, supplemented or otherwise modified from time to time.

            "UCC": means the Uniform Commercial Code from time to time in effect in The Commonwealth of Massachusetts; provided, that if by mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest granted hereunder in the Borrower Collateral, Holding Company Collateral or the General Partner Pledgor Collateral is governed by the Uniform Commercial Code of a jurisdiction other than Massachusetts, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of provisions hereof relating to such perfection or effect of perfection or non-perfection.

      2. Pledge; Grant of Security Interest.

            (a) By Borrower. As security for the full and punctual payment and performance of the Borrower Obligations when due and payable (whether upon stated maturity, by acceleration or otherwise), Borrower hereby transfers, assigns, grants, bargains, sells, conveys, hypothecates, pledges, sets over, endorses over and delivers to Agent all the Borrower Pledged Interests, and Borrower hereby grants, pledges, hypothecates, transfers and assigns to Agent a continuing lien on and security interest in all of the Borrower Collateral.

            (b) By Holding Company. As security for the full and punctual payment and performance of the Holding Company Obligations when due and payable (whether upon stated maturity, by acceleration or otherwise), the Holding Company hereby transfers, assigns, grants, bargains, sells, conveys, hypothecates, pledges, sets over, endorses over and delivers to Agent all the Holding Company Pledged Interests, and the Holding Company hereby grants, pledges, hypothecates, transfers and assigns to Agent a continuing lien on and security interest in all of the Holding Company Collateral.

            (c) By General Partner Pledgors. As security for the full and punctual payment and performance of the General Partner Pledgor Obligations when due and payable (whether upon stated maturity, by acceleration or otherwise), the General Partner Pledgors hereby


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

      transfer, assign, grant, bargain, sell, convey, hypothecate, pledge, set over, endorse over and deliver to Agent all the General Partner Pledgor Pledged Interests, and the General Partner Pledgors hereby grant, pledge, hypothecate, transfer and assign to Agent a continuing lien on and security interest in all of the General Partner Pledgor Collateral.

      3. Delivery of Certificates, Instruments, Etc. The Borrower, the Holding Company and each General Partner Pledgor shall deliver to Agent:

            (a) all original certificates, instruments and other documents, if any, evidencing or representing the Borrower Pledged Interests, the Holding Company Pledged Interests and the General Partner Pledgor Pledged Interests, concurrently with the execution and delivery of this Pledge Agreement; and

            (b) the original certificates, instruments or other documents, if any, evidencing or representing all other Borrower Collateral, Holding Company Collateral and General Partner Pledgor Collateral (except for collateral which this Pledge Agreement specifically permits the Borrower, the Holding Company or the General Partner Pledgors to retain) within five
      (5) days after the Borrower's, the Holding Company's or the General Partner Pledgor's receipt thereof.

      4. Powers and Transfer Instruments.

            (a) Concurrently with the delivery to the Agent of this Pledge Agreement and each certificate, if any, representing the Borrower Pledged Interests, the Borrower shall deliver a duly executed Consent from each Participating Limited Partnership and from each General Partner Pledgor.

            (b) Concurrently with the delivery to the Agent of this Pledge Agreement and each certificate, if any, representing the Holding Company Pledged Interests, the Holding Company shall deliver a duly executed Consent from each General Partner Pledgor.

            (c) Concurrently with the delivery to the Agent of this Pledge Agreement and each certificate, if any, representing the General Partner Pledgor Pledged Interests, the General Partner Pledgors shall deliver a duly executed Consent from each Participating Limited Partnership.

      5. Representations and Warranties. The Borrower, the Holding Company and each General Partner Pledgor represent and warrant that:

            (a) Except for any consents as may be required in connection with any disposition of any portion of the Borrower Collateral, the Holding Company Collateral or the General Partner Pledgor Collateral by laws affecting the offering and sale of securities generally or as otherwise contemplated by the Loan Agreement, no consent of any other person or entity (including, without limitation, any owner or creditor of the Borrower, the Holding Company or the General Partner Pledgors), and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing (other than the filing of financing statements under the UCC in order to perfect a security interest in that portion of the Borrower Collateral, the Holding Company Collateral and the General Partner Pledgor Collateral in which a security interest is perfected by filing) or declaration with any governmental instrumentality is required in connection with (i) the execution, delivery, performance, validity or enforceability of this Pledge Agreement, (ii) the perfection or maintenance of the security interest created hereby (including the first priority nature of such


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

      security interest) or (iii) the exercise by the Lender of any rights provided for in this Pledge Agreement;

            (b) The Borrower Pledged Interests in the Participating Limited Partnerships listed on Schedule 2 constitute all of the limited partnership interests owned by the Borrower in the Participating Limited Partnerships and constitute 100.0% of the limited partnership interests in the Participating Limited Partnerships;

            (c) The Borrower Pledged Interests in the Holding Company constitute 100.0% of each series of membership interest in the Holding Company listed on Schedule 3 ;

            (d) The Holding Company Pledged Interests in the General Partner Pledgors listed on Schedule 1 constitute all of the membership interests owned by the Holding Company in the General Partner Pledgors and constitute 100.0% of the membership interests in the General Partner Pledgors;

            (e) The General Partner Pledgor Pledged Interests in the Participating Limited Partnerships listed on Schedule 2 constitute all of the general partnership interests owned by the General Partner Pledgors in the Participating Limited Partnerships and constitute 100.0% of the general partnership interests in the Participating Limited Partnerships;

            (f) All the Borrower Pledged Interests, the Holding Company Pledged Interests and the General Partner Pledgor Pledged Interests have been duly and validly issued and are fully paid. No certificate or other instrument has been issued at any time to evidence the Borrower Pledged Interests, the Holding Company Pledged Interests or the General Partner Pledgor Pledged Interests. None of the limited partnership interests or the membership interests comprising the Borrower Collateral, none of the membership interests comprising the Holding Company Collateral, and none of the general partnership interests comprising the General Partner Pledgor Collateral, are dealt in or traded on securities exchanges or in securities markets, and none by its terms expressly provides that it is a security governed by Article 8 of the UCC or that it is an investment company security, and none is held in a securities account (as defined in Section 8-501 of the UCC);

            (g) The Borrower is the sole holder of record and sole beneficial owner of, and has good and valid title to, the Borrower Pledged Interests in the Participating Limited Partnerships listed on Schedule 2 and in the Holding Company listed on Schedule 3, free of any and all liens or options in favor of, or claims of, any other Person, except the lien created by this Pledge Agreement;

            (h) The Holding Company is the sole holder of record and sole beneficial owner of, and has good and valid title to, the Holding Company Pledged Interests in the General Partner Pledgors listed on Schedule 1, free of any and all liens or options in favor of, or claims of, any other Person, except the lien created by this Pledge Agreement;

            (i) Each General Partner Pledgor is the sole holder of record and sole beneficial owner of, and has good and valid title to, the General Partner Pledgor Pledged Interests in the applicable Participating Limited Partnership listed on Schedule 2, free of any and all liens or options in favor of, or claims of, any other Person, except the lien created by this Pledge Agreement;

            (j) Upon the filing of the Form UCC-1 Statements referred to in
      Section 13, the lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority lien on such Borrower Pledged Interests and related Borrower Collateral with respect to that


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

      portion of the Borrower Collateral in which a security interest is perfected by the filing of a financing statement, enforceable as such against all creditors of Borrower and any Persons purporting to purchase any Borrower Pledged Interests and related Borrower Collateral from Borrower;

            (k) Upon the filing of the Form UCC-1 Statements referred to in
      Section 13, the lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority lien on such Holding Company Pledged Interests and related Holding Company Collateral with respect to that portion of the Holding Company Collateral in which a security interest is perfected by the filing of a financing statement, enforceable as such against all creditors of the Holding Company and any Persons purporting to purchase any Holding Company Pledged Interests and related Holding Company Collateral from the Holding Company;

            (l) Upon the filing of the Form UCC-1 Statements referred to in
      Section 13, the lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority lien on such General Partner Pledgor Pledged Interests and related General Partner Pledgor Collateral with respect to that portion of the General Partner Pledgor Collateral in which a security interest is perfected by the filing of a financing statement, enforceable as such against all creditors of the General Partner Pledgors and any Persons purporting to purchase any General Partner Pledgor Pledged Interests and related General Partner Pledgor Collateral from any General Partner Pledgor;

            (m) The Holding Company is duly organized, validly existing and in good standing under the laws of the state of its formation and has all requisite power and authority under the laws of such state and under its organizational and charter documents to enter into and perform its obligations under this Pledge Agreement;

            (n) Each of the General Partner Pledgors is duly organized, validly existing and in good standing under the laws of the state of its formation and has all requisite power and authority under the laws of such state and under its organizational and charter documents to enter into and perform its obligations under this Pledge Agreement;

            (o) The Holding Company has taken all necessary legal and other action to authorize the execution, delivery and performance of this Pledge Agreement, and this Pledge Agreement constitutes the valid and binding obligation and agreement of the Holding Company, enforceable in accordance with its terms, except as such may be limited by the application of bankruptcy, moratorium, reorganization and other laws affecting the rights of creditors generally or by general equitable principles;

            (p) Each of the General Partner Pledgors has taken all necessary legal and other action to authorize the execution, delivery and performance of this Pledge Agreement, and this Pledge Agreement constitutes the valid and binding obligation and agreement of each of the General Partner Pledgors, enforceable in accordance with its terms, except as such may be limited by the application of bankruptcy, moratorium, reorganization and other laws affecting the rights of creditors generally or by general equitable principles;

            (q) The Holding Company has not received any notice of default under any agreement or instrument to which it is a party or by which its assets may be bound which default would have a Material Adverse Effect, and the Holding Company is not in default under any order, judgment, award or decree of any court, arbitrator or other governmental authority binding upon or affecting it or by which its may be bound or affected which default would have a Material Adverse Effect;


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

            (r) None of the General Partner Pledgors has received any notice of default under any agreement or instrument to which any of them is a party or by which any of their assets may be bound which default would have a Material Adverse Effect, and none of the General Partner Pledgors is in default under any order, judgment, award or decree of any court, arbitrator or other governmental authority binding upon or affecting any of them or by which any of their assets may be bound or affected which default would have a Material Adverse Effect;

            (s) Neither the execution and delivery of this Pledge Agreement nor the compliance by the Holding Company with the terms and provisions hereof are events which of themselves, or with the giving of notice or the passage of time, or both, would constitute, on the part of the Holding Company, a violation of or conflict with, or result in any breach of, or default under, the terms, conditions or provisions of, (i) the organizational and charter documents of the Holding Company, or (ii) any other agreement or instrument to which the Holding Company is a party or by which the Holding Company, or any of its assets, are bound;

            (t) Neither the execution and delivery of this Pledge Agreement nor the compliance by any General Partner Pledgor with the terms and provisions hereof are events which of themselves, or with the giving of notice or the passage of time, or both, would constitute, on the part of any General Partner Pledgor, a violation of or conflict with, or result in any breach of, or default under, the terms, conditions or provisions of,
      (i) the organizational and charter documents of any General Partner Pledgor, or (ii) any other agreement or instrument to which any General Partner Pledgor is a party or by which any General Partner Pledgor, or any of its assets, are bound;

            (u) Neither the execution and delivery of this Pledge Agreement nor the compliance by the Holding Company with the terms and provisions hereof are events which of themselves, or with the giving of notice or the passage of time, or both, would result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever on any of the assets of the Holding Company in all cases other than as contemplated by this Pledge Agreement or the Loan Agreement, and no such event will result in the acceleration of the due date of any obligation of the Holding Company;

            (v) Neither the execution and delivery of this Pledge Agreement nor the compliance by any General Partner Pledgor with the terms and provisions hereof are events which of themselves, or with the giving of notice or the passage of time, or both, would result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever on any of the assets of any General Partner Pledgor in all cases other than as contemplated by this Pledge Agreement or the Loan Agreement, and no such event will result in the acceleration of the due date of any obligation of any General Partner Pledgor;

            (w) There are no judgments presently outstanding and unsatisfied against the Holding Company or any of its assets which would cause an Event of Default under the Loan Agreement, and neither the Holding Company nor any of its assets are a party to, or the subject of, any actions or suits or proceedings in equity or by any governmental authorities which, if adversely determined, would have a Material Adverse Effect, and no such litigation or proceeding has been threatened in writing against the Holding Company or against any of the Holding Company's assets, and, to the Holding Company's knowledge, no investigation in contemplation of such litigation or proceeding has begun or is pending or has been threatened in writing, any of which it is probable (within the meaning of Statement of Financial Accounting Standards No. 5) that there will be an adverse determination and which, if adversely determined, would have a Material Adverse Effect;


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

            (x) There are no judgments presently outstanding and unsatisfied against any General Partner Pledgor or any of its assets which would cause an Event of Default under the Loan Agreement, and neither the General Partner Pledgors nor any of their assets are a party to, or the subject of, any actions or suits or proceedings in equity or by any governmental authorities which, if adversely determined, would have a Material Adverse Effect, and no such litigation or proceeding has been threatened in writing against any General Partner Pledgor or against any of the General Partner Pledgors' assets, and, to the General Partner Pledgors' knowledge, no investigation in contemplation of such litigation or proceeding has begun or is pending or has been threatened in writing, any of which it is probable (within the meaning of Statement of Financial Accounting Standards No. 5) that there will be an adverse determination and which, if adversely determined, would have a Material Adverse Effect;

            (y) The address of the Holding Company's chief executive office and principal place of business and the location of the Holding Company's books and records relating to the Holding Company Pledged Interests is set forth below the Holding Company's signature hereto;

            (z) The address of each General Partner Pledgor's chief executive office and principal place of business and the location of each General Partner Pledgor's books and records relating to the General Partner Pledgor Pledged Interests is set forth below each General Partner Pledgor's signature hereto; and

            (aa) There are no restrictions on the transfer of the Borrower Collateral, the Holding Company Collateral or the General Partner Pledgor Collateral to the Agent hereunder, or with respect to any subsequent transfer thereof or realization thereupon by the Agent and/or the Lenders (or, if there are any such restrictions, such transfer restrictions have been duly waived by all required parties), and, as set forth in the Consents, the Borrower, the Holding Company and each of the General Partner Pledgors have obtained all consents needed in connection with any such transfer or subsequent transfer, subject to matters resulting from the operation of law.

      6. Covenants. The Borrower, the Holding Company and each General Partner Pledgor covenant and agree with Agent and the Lenders that from and after the date of this Pledge Agreement until this Pledge Agreement shall be terminated:

            (a) If the Borrower shall, as a result of its ownership of the Borrower Pledged Interests, become entitled to receive or shall receive
      (i) any limited liability company certificate (including, without limitation, any certificate representing a dividend or a Distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, (ii) any stock, (iii) any limited partnership interests (including, without limitation, any certificate representing a dividend or a Distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, or (iv) any property other than cash, whether in addition to, in substitution of, as a conversion of, or in exchange for any of the Borrower Pledged Interests, or otherwise in respect thereof, the Borrower shall accept the same as Agent's agent, hold the same in trust for Agent and deliver the same forthwith to Agent in the exact form received, duly endorsed by the Borrower to Agent, if required, together with an undated assignment or power covering such certificate, duly executed in blank and with, if Agent so requests, signature guaranteed, to be held by Agent hereunder as additional security for the Borrower Obligations.

            (b) If the Holding Company shall, as a result of its ownership of the Holding Company Pledged Interests, become entitled to receive or shall receive (i) any limited liability company certificate (including, without limitation, any certificate representing a dividend or a Distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, (ii) any stock, (iii) any limited partnership interests (including, without limitation, any certificate representing a dividend or a Distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, or (iv) any property other than cash, whether in addition to, in substitution of, as a conversion of, or in exchange for any of the Holding Company Pledged Interests, or otherwise in respect thereof, the Holding Company shall accept the same as Agent's agent, hold the same in trust for Agent and deliver the same forthwith to Agent in the exact form received, duly endorsed by the Holding Company to Agent, if required, together with an undated assignment or power covering such certificate, duly executed in blank and with, if Agent so requests, signature guaranteed, to be held by Agent hereunder as additional security for the Holding Company Obligations.

            (c) If any General Partner Pledgor shall, as a result of its ownership of the General Partner Pledgor Pledged Interests, become entitled to receive or shall receive (i) any limited liability company certificate (including, without limitation, any certificate representing a dividend or a Distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, (ii) any stock, (iii) any limited partnership interests (including, without limitation, any certificate representing a dividend or a Distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, or (iv) any property other than cash, whether in addition to, in substitution of, as a conversion of, or in exchange for any of the General Partner Pledgor Pledged Interests, or otherwise in respect thereof, such General Partner Pledgor shall accept the same as Agent's agent, hold the same in trust for Agent and deliver the same forthwith to Agent in the exact form received, duly endorsed by the General Partner Pledgor to Agent, if required, together with an undated assignment or power covering such certificate, duly executed in blank and with, if Agent so requests, signature guaranteed, to be held by Agent hereunder as additional security for the General Partner Pledgor Obligations.

            (d) Without the prior written consent of Agent, the Borrower will not, directly or indirectly (i) vote to enable, or take any other action to permit, the issuer(s) of the Borrower Pledged Interests to issue any interests or shares, as applicable, or to issue any other securities convertible into or granting the right to purchase or exchange for any interests of the issuer(s) of the Borrower Pledged Interests, or (ii) if prohibited by the Loan Agreement, sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Borrower Collateral, or (iii) create, incur or permit to exist any lien or option in favor of, or any claim of any person or entity with respect to, any of the Borrower Collateral, or any interest therein, except for the lien provided for by this Pledge Agreement and liens permitted under the Loan Agreement. The Borrower will defend the right, title and interest of Agent in and to the Borrower Collateral against the claims and demands of all Persons whomsoever.

            (e) Without the prior written consent of Agent, the Holding Company will not, directly or indirectly (i) vote to enable, or take any other action to permit, the issuer(s) of the Holding Company Pledged Interests to issue any interests or shares, as applicable, or to issue any other securities convertible into or granting the right to purchase or exchange for any interests of the issuer(s) of the Holding Company Pledged Interests, or (ii) if prohibited by the Loan Agreement, sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Holding Company Collateral, or (iii) create, incur or permit to exist any lien or option in favor of, or any claim of any person or entity with respect to, any of the Holding Company Collateral, or any interest therein, except for the lien provided for by this Pledge Agreement and liens permitted under the Loan Agreement. The Holding Company will defend the right, title and interest of Agent in and to the Holding Company Collateral against the claims and demands of all Persons whomsoever.

            (f) Without the prior written consent of Agent, the General Partner Pledgors will not, directly or indirectly (i) vote to enable, or take any other action to permit, the issuer(s) of the General Partner Pledgor Pledged Interests to issue any interests or shares, as applicable, or to issue any other securities convertible into or granting the right to purchase or exchange for any interests of the issuer(s) of the General Partner Pledgor Pledged Interests, or (ii) if prohibited by the Loan Agreement, sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the General Partner Pledgor Collateral, or (iii) create, incur or permit to exist any lien or option in favor of, or any claim of any person or entity with respect to, any of the General Partner Pledgor Collateral, or any interest therein, except for the lien provided for by this Pledge Agreement and liens permitted under the Loan Agreement. The General Partner Pledgors will defend the right, title and interest of Agent in and to the General Partner Pledgor Collateral against the claims and demands of all Persons whomsoever.

            (g) At any time and from time to time, upon the written request of Agent, and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver such further instruments and documents and take such further actions as Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Borrower Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be promptly delivered to Agent, duly endorsed in a manner satisfactory to Agent, to be held as Borrower Collateral pursuant to this Pledge Agreement.

            (h) At any time and from time to time, upon the written request of Agent, and at the sole expense of the Holding Company, the Holding Company will promptly and duly execute and deliver such further instruments and documents and take such further actions as Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Holding Company Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be promptly delivered to Agent, duly endorsed in a manner satisfactory to Agent, to be held as Holding Company Collateral pursuant to this Pledge Agreement.

            (i) At any time and from time to time, upon the written request of Agent, and at the sole expense of the General Partner Pledgors, the General Partner Pledgors will promptly and duly execute and deliver such further instruments and documents and take such further actions as Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the General Partner Pledgor Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be promptly delivered to Agent, duly endorsed in a manner satisfactory to Agent, to be held as General Partner Pledgor Collateral pursuant to this Pledge Agreement.

            (j) The Borrower, the Holding Company and each General Partner Pledgor agree to pay, and to indemnify and save Agent harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes (other than income taxes on the income of Agent or any of the Lenders) which may be payable or determined to be payable with respect to any of the Borrower Collateral, the Holding Company Collateral or the General Partner Pledgor Collateral (as the case may be) or in connection with any of the transactions contemplated by this Pledge Agreement.

            (k) The Holding Company will not merge or consolidate with any person if prohibited by the Loan Agreement.

            (l) None of the General Partner Pledgors will merge or consolidate with any person if prohibited by the Loan Agreement.

            (m) The Borrower, the Holding Company and the General Partner Pledgors shall, upon request from the Agent, from time to time, cause the issuer of any securities comprising any of the Borrower Collateral, the Holding Company Collateral or the General Partner Pledgor Collateral which may be, but have not been, certificated, to issue certificates with respect thereto in the name of the Borrower, the Holding Company or the General Partner Pledgors (as the case may be) or, if so requested by the Agent, in the name of the Agent as secured party.

            (n) Neither the Borrower nor the Holding Company nor any of the General Partner Pledgors shall exercise any right with respect to the Borrower Collateral, the Holding Company Collateral or the General Partner Pledgor Collateral which would dilute or adversely affect Agent's rights in the Borrower Collateral, the Holding Company Collateral and the General Partner Pledgor Collateral.

            (o) Except as permitted in the Loan Agreement, the Borrower shall not enter into or consent to any amendment or modification of, or with respect to, the limited partnership agreements of the Participating Limited Partnerships or the operating agreement of the Holding Company without Agent's prior written consent in each instance, which consent shall not be unreasonably withheld.

            (p) Except as permitted in the Loan Agreement, the Holding Company shall not enter into or consent to any amendment or modification of, or with respect to, the operating agreements of the General Partner Pledgors without Agent's prior written consent in each instance, which consent shall not be unreasonably withheld.

            (q) Except as permitted in the Loan Agreement, the General Partner Pledgors shall not enter into or consent to any amendment or modification of, or with respect to, the limited partnership agreements of the Participating Limited Partnerships without Agent's prior written consent in each instance, which consent shall not be unreasonably withheld.

      7. Cash Dividends; Distributions; Voting Rights.

            (a) Unless an Event of Default shall have occurred and be continuing, the Borrower shall be permitted to exercise all voting rights with respect to the Borrower Pledged Interests; provided, however, that the Borrower shall not, without the prior written consent of Agent in each instance, which consent shall not be unreasonably withheld, vote the Borrower Collateral in favor of, or consent to, any resolution or action which does or might:

                  (i) impose any restrictions upon the sale, transfer or disposition of the Borrower Collateral other than restrictions, if any, the application of which is waived to the full satisfaction of the Agent as to the Borrower Collateral; or

                  (ii) result in the issuance of any additional interest in the Participating Limited Partnerships or the Holding Company, or of any class or series of security, which issuance might adversely affect the value of the Borrower Collateral; or

                  (iii) vest additional powers, privileges, preferences or
                        priorities to any other class or series of interest in the Participating Limited Partnerships or the Holding Company to the detriment of the value of, or rights accruing to, the Borrower Collateral; or

                  (iv) except as permitted in the Loan Agreement, permit the Participating Limited Partnerships or the Holding Company to sell, transfer, assign, pledge, mortgage or otherwise encumber any property owned by any of them, or to incur any new indebtedness in respect of such property, unless Agent has given its prior written consent.

            (b) Unless an Event of Default shall have occurred and be continuing, the Holding Company shall be permitted to exercise all voting rights with respect to the Holding Company Pledged Interests; provided, however, that the Holding Company shall not, without the prior written consent of Agent in each instance, which consent shall not be unreasonably withheld, vote the Holding Company Collateral in favor of, or consent to, any resolution or action which does or might:

                  (i) impose any restrictions upon the sale, transfer or disposition of the Holding Company Collateral other than restrictions, if any, the application of which is waived to the full satisfaction of the Agent as to the Holding Company Collateral; or

                  (ii) result in the issuance of any additional interest in the General Partner Pledgors, or of any class of security, which issuance might adversely affect the value of the Holding Company Collateral; or

                  (iii) vest additional powers, privileges, preferences or
                        priorities to any other class of interest in the General Partner Pledgors to the detriment of the value of, or rights accruing to, the Holding Company Collateral; or

                  (iv) except as permitted in the Loan Agreement, permit the General Partner Pledgors to sell, transfer, assign, pledge, mortgage or otherwise encumber any property owned by any of them, or to incur any new indebtedness in respect of such property, unless Agent has given its prior written consent.

            (c) Unless an Event of Default shall have occurred and be continuing, each General Partner Pledgor shall be permitted to exercise all voting rights with respect to the General Partner Pledgor Pledged Interests; provided, however, that no General Partner Pledgor shall, without the prior written consent of Agent in each instance, which consent shall not be unreasonably withheld, vote the General Partner Pledgor Collateral in favor of, or consent to, any resolution or action which does or might:

                  (i) impose any restrictions upon the sale, transfer or disposition of the General Partner Pledgor Collateral other than restrictions, if any, the application of which is waived to the full satisfaction of the Agent as to the General Partner Pledgor Collateral; or

                  (ii) result in the issuance of any additional interest in the Participating Limited Partnerships, or of any class of security, which issuance might adversely affect the value of the General Partner Pledgor Collateral; or

                  (iii) vest additional powers, privileges, preferences or
                        priorities to any other class of interest in the Participating Limited Partnerships to the detriment of the value of, or rights accruing to, the General Partner Pledgor Collateral; or

                  (iv) except as permitted in the Loan Agreement, permit the Participating Limited Partnerships to sell, transfer, assign, pledge, mortgage or otherwise encumber any property owned by any of them, or to incur any new indebtedness in respect of such property, unless Agent has given its prior written consent.

            (d) Subject to the terms and provisions hereof relating to the rights and remedies of the Agent after the occurrence and during the continuance of an Event of Default, in accordance with the terms and conditions of the Loan Agreement (including, without limitation, Sections 7.14, 7.15 and 7.16 thereof), the Consents, the Payment Direction Letters, and the Cash Management Agreement (including, without limitation, Section
      2.2 thereof), any and all cash dividends or Distributions or any other payments received by the Borrower in respect of the Borrower Collateral shall be directly deposited in a designated Depository Account in the name of the Borrower. The Borrower agrees that, to the extent that the Borrower receives directly any cash dividends or Distributions or any other payments which are required to be deposited in a designated Depository Account as provided for in the Loan Agreement, the Consents and/or the Cash Management Agreement, then (i) such amounts shall be deemed to be Borrower Collateral and shall be held in trust for the benefit of Agent,
      (ii) such amounts shall not be commingled with any other funds or property of the Borrower, and (iii) the Borrower shall deposit such amounts in the applicable Depository Account within three Business Days of receipt.

            (e) Subject to the terms and provisions hereof relating to the rights and remedies of the Agent after the occurrence and during the continuance of an Event of Default, in accordance with the terms and conditions of the Loan Agreement (including, without limitation, Sections 7.14, 7.15 and 7.16 thereof), the Consents, the Payment Direction Letters, and the Cash Management Agreement (including, without limitation, Section
      2.2 thereof), any and all cash dividends or Distributions or any other payments received by the Holding Company in respect of the Holding Company Collateral shall be directly deposited in a designated Depository Account in the name of MLP Manager Corp. or as otherwise directed by Agent in accordance with the terms of the Loan Agreement. The Holding Company agrees that, to the extent that the Holding Company receives directly any cash dividends or Distributions or any other payments which are required to be deposited in a designated Depository Account as provided for in the Loan Agreement, the Consents and/or the Cash Management Agreement, then
      (i) such amounts shall be deemed to be Holding Company Collateral and shall be held in trust for the benefit of Agent, (ii) such amounts shall not be commingled with any other funds or property of the Holding Company, and (iii) the

      Holding Company shall deposit such amounts in the applicable Depository Account within three Business Days of receipt.

            (f) Subject to the terms and provisions hereof relating to the rights and remedies of the Agent after the occurrence and during the continuance of an Event of Default, in accordance with the terms and conditions of the Loan Agreement (including, without limitation, Sections 7.14, 7.15 and 7.16 thereof), the Consents, the Payment Direction Letters, and the Cash Management Agreement (including, without limitation, Section
      2.2 thereof), any and all cash dividends or Distributions or any other payments received by any General Partner Pledgor in respect of the General Partner Pledgor Collateral shall be directly deposited in a designated Depository Account in the name MLP Manager Corp. or as otherwise directed by Agent in accordance with the terms of the Loan Agreement. Each General Partner Pledgor agrees that, to the extent that any General Partner Pledgor receives directly any cash dividends or Distributions or any other payments which are required to be deposited in a designated Depository Account as provided for in the Loan Agreement, the Consents and/or the Cash Management Agreement, then (i) such amounts shall be deemed to be General Partner Pledgor Collateral and shall be held in trust for the benefit of Agent, (ii) such amounts shall not be commingled with any other funds or property of such General Partner Pledgor, and (iii) such General Partner Pledgor shall deposit such amounts in the applicable Depository Account within three Business Days of receipt.

      8. Rights of Agent.

            (a) If an Event of Default shall have occurred and be continuing, Agent shall have the right to receive any and all cash dividends or Distributions or other payments paid in respect of the Borrower Collateral, the Holding Company Collateral and the General Partner Pledgor Collateral and make application thereof to the Borrower Obligations, the Holding Company Obligations or the General Partner Pledgor Obligations (as the case may be), in such order as Agent, in its sole discretion, may elect. In connection therewith, if an Event of Default shall have occurred and be continuing, the Agent shall have the right to direct the issuer(s) of the Borrower Pledged Interests, the Holding Company Pledged Interests and the General Partner Pledgor Pledged Interests to pay all such cash dividends or Distributions or other payment directly to the Agent or as otherwise directed by the Agent.

            (b) If an Event of Default shall have occurred and be continuing, then all such Borrower Pledged Interests, Holding Company Pledged Interests and General Partner Pledgor Pledged Interests at Agent's option shall be registered in the name of Agent or its nominee, and Agent or its nominee may thereafter exercise (x) all voting and other rights pertaining to such Borrower Pledged Interests, Holding Company Pledged Interests and General Partner Pledgor Pledged Interests and (y) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such Borrower Pledged Interests, Holding Company Pledged Interests and General Partner Pledgor Pledged Interests as if Agent were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Borrower Pledged Interests, the Holding Company Pledged Interests and the General Partner Pledgor Pledged Interests upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the organizational structure of the Borrower, the Holding Company or any of the General Partner Pledgors, or upon the exercise by the Borrower, the Holding Company any of the General Partner Pledgors or Agent of any right, privilege or option pertaining to such Borrower Pledged Interests, Holding Company Pledged Interests or General Partner Pledgor Pledged Interests, and in connection therewith, the right to deposit and deliver any and all of the Borrower Pledged Interests, Holding Company Pledged Interests or General Partner Pledgor Pledged Interests with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but Agent shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

            (c) The rights of Agent hereunder shall not be conditioned or contingent upon the pursuit by Agent of any right or remedy against the Borrower or against any other person or entity which may be or become liable in respect of all or any part of the Borrower Obligations or against any other Borrower Collateral security therefor, guarantee thereof or right of offset with respect thereto. Agent shall not be liable for any failure to demand, collect or realize upon all or any part of the Borrower Collateral or for any delay in doing so, nor shall it be under any obligation to sell or otherwise dispose of any Borrower Collateral upon the request of the Borrower or any other person or entity or to take any other action whatsoever with regard to the Borrower Collateral or any part thereof.

            (d) The rights of Agent hereunder shall not be conditioned or contingent upon the pursuit by Agent of any right or remedy against the Holding Company or against any other person or entity which may be or become liable in respect of all or any part of the Holding Company Obligations or against any other Holding Company Collateral security therefor, guarantee thereof or right of offset with respect thereto. Agent shall not be liable for any failure to demand, collect or realize upon all or any part of the Holding Company Collateral or for any delay in doing so, nor shall it be under any obligation to sell or otherwise dispose of any Holding Company Collateral upon the request of the Holding Company or any other person or entity or to take any other action whatsoever with regard to the Holding Company Collateral or any part thereof.

            (e) The rights of Agent hereunder shall not be conditioned or contingent upon the pursuit by Agent of any right or remedy against the General Partner Pledgors or against any other person or entity which may be or become liable in respect of all or any part of the General Partner Pledgor Obligations or against any other General Partner Pledgor Collateral security therefor, guarantee thereof or right of offset with respect thereto. Agent shall not be liable for any failure to demand, collect or realize upon all or any part of the General Partner Pledgor Collateral or for any delay in doing so, nor shall it be under any obligation to sell or otherwise dispose of any General Partner Pledgor Collateral upon the request of any General Partner Pledgor or any other person or entity or to take any other action whatsoever with regard to the General Partner Pledgor Collateral or any part thereof.

            (f) Notwithstanding anything to the contrary contained herein, at all times, the Agent's sole recourse against the General Partner Pledgors to enforce the General Partner Pledgor Obligations shall be limited to the rights and remedies against the General Partner Pledgor Collateral, and in no event shall the Agent or any of the Lenders have any other recourse against the General Partner Pledgors with respect to the General Partner Pledgor Obligations.

      9. Actions By Agent. The Borrower, the Holding Company and each General Partner Pledgor hereby designates Agent as the attorney-in-fact of the Borrower, the Holding Company and each General Partner Pledgor to: (a) after the occurrence and during the continuance of an Event of Default, endorse in favor of Agent any of the Borrower Collateral, the Holding Company Collateral or the General Partner Pledgor Collateral; (b) after the occurrence and during the continuance of an Event of Default, cause the transfer of any of the Borrower Collateral, the Holding Company Collateral or the General Partner Pledgor Collateral in such name as Agent may from time to time determine; (c) cause the issuance of certificates for book entry and/or uncertificated securities; (d) renew, extend or roll over any Borrower Collateral, Holding Company Collateral or General Partner Pledgor Collateral; (e) make, demand and initiate actions to enforce any of the Borrower Collateral, the Holding Company Collateral or the General Partner Pledgor Collateral or rights therein; and (f) take any other action to effectuate the terms and provisions of this Pledge Agreement. Agent may take such action with respect to the Borrower Collateral, the Holding Company Collateral and the General Partner Pledgor Collateral as Agent may reasonably determine to be necessary to protect and preserve its interest in the Borrower Collateral, the Holding Company Collateral and the General Partner Pledgor Collateral. Except as otherwise provided herein, all of the rights, remedies, powers, privileges and discretions included in this Section 9 may be exercised by Agent whether or not the Borrower Obligations, the Holding Company Obligations or the General Partner Pledgor Obligations are then due and whether or not an Event of Default has occurred. The within designation and grant of power of attorney is coupled with an interest, is irrevocable until the lien created by this Pledge Agreement is terminated by a written instrument executed by a duly authorized officer of Agent. The power of attorney shall not be affected by subsequent disability or incapacity of the Borrower, the Holding Company or any General Partner Pledgor. Agent shall not be liable for any act or omission to act pursuant to this
Section 9, except for any act or omission to act which is in actual bad faith.

      10. Remedies.

            (a) If an Event of Default shall have occurred and be continuing, Agent may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Borrower Obligations, the Holding Company Obligations or the General Partner Pledgor Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, Agent, if an Event of Default shall have occurred and be continuing, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrower, the Holding Company, the General Partner Pledgors or any other person or entity (all and each of which demands, presentments, protests, advertisements or notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Borrower Collateral, the Holding Company Collateral and the General Partner Pledgor Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Borrower Collateral, the Holding Company Collateral and the General Partner Pledgor Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the- counter market, at any exchange, broker's board or office of Agent or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Borrower Collateral, the Holding Company Collateral or the General Partner Pledgor Collateral so sold, free of any right or equity of redemption in the Borrower, the Holding Company or the General Partner Pledgors, which right or equity is hereby waived or released. Agent shall apply any Borrower Proceeds, Holding Company Proceeds or General Partner Pledgor Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Borrower Collateral, the Holding Company Collateral or General Partner Pledgor Collateral or in any way relating to the Borrower Collateral, the Holding Company Collateral or the General Partner Pledgor Collateral or the rights of Agent hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Borrower Obligations, the Holding Company Obligations or the General Partner Pledgor Obligations (as the case may be), in such order as Agent may elect, and only after such application and after the payment by Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a) of the UCC, need Agent account for the surplus, if any, to the Borrower, the Holding Company and the General Partner Pledgors. To the extent permitted by applicable law, the Borrower, the Holding Company and each General Partner Pledgor waive all claims, damages and demands any of them may acquire against Agent arising out of the exercise by Agent of any of its rights hereunder, except for any claims, damages and demands any of them may have against Agent arising from the gross negligence or willful misconduct of Agent. If any notice of a proposed sale or other disposition of Borrower Collateral, the Holding Company Collateral or General Partner Pledgor Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Borrower and the Holding Company shall remain liable for any deficiency if the proceeds of any sale or other disposition of Borrower Collateral or the Holding Company Collateral (as the case may be) are insufficient to pay the Borrower Obligations or the Holding Company Obligations and the fees and disbursements of any attorneys employed by Agent to collect such deficiency.

            (b) If any Event of Default occurs and is continuing, any deposits, balances or other sums credited by or due from Agent, any affiliate of Agent or FleetBoston Financial Corporation or any of the Lenders, or from any affiliate of any of the Lenders, to the Borrower or the Holding Company may to the fullest extent not prohibited by applicable law at any time or from time to time, without regard to the existence, sufficiency or adequacy of any other collateral, and without notice or compliance with any other condition precedent now or hereafter imposed by statute, rule of law or otherwise, all of which are hereby waived to the fullest extent permitted by law, be set off, appropriated and applied by Agent against any or all of the Borrower Obligations or the Holding Company Obligations irrespective of whether demand shall have been made, in such manner as Agent in its sole and absolute discretion may determine. Within three (3) Business Days of making any such set off, appropriation or application, Agent agrees to notify Borrower or the Holding Company thereof, provided the failure to give such notice shall not affect the validity of such set off or appropriation or application. ANY AND ALL RIGHTS TO REQUIRE AGENT OR ANY OF THE LENDERS TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER OR THE HOLDING COMPANY, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

      11. Private Sales.

            (a) The Borrower, the Holding Company and each General Partner Pledgor recognize that Agent may be unable to effect a public sale of any or all the Borrower Pledged Interests, the Holding Company Pledged Interests or the General Partner Pledgor Pledged Interests, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the Distribution or resale thereof. The Borrower, the Holding Company and each General Partner Pledgor acknowledge and agree that any such private sale may result in prices and other terms less favorable to Agent than if such sale were a public sale. Agent shall be under no obligation to delay a sale of any of the Borrower Pledged Interests, the Holding Company Pledged Interests or General Partner Pledgor Pledged Interests for the period of time necessary to permit the Borrower, the Holding Company or the General Partner Pledgors to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if the Borrower, the Holding Company or the General Partner Pledgors would agree to do so.

            (b) The Borrower, the Holding Company and each General Partner Pledgor further agree to use their best efforts to do or cause to be done all such other acts as may be necessary to make any sale or sales of all or any portion of the Borrower Pledged Interests, the Holding Company Pledged Interests or the General Partner Pledgor Pledged Interests pursuant to this paragraph 11 valid and binding and in compliance with any and all other applicable requirements of law; provided, however, that neither the Borrower nor the Holding Company nor any General Partner Pledgor shall be under any obligation to register the Borrower Pledged Interests, the Holding Company Pledged Interests or the General Partner Pledgor Pledged Interests for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws. The Borrower, the Holding Company and each General Partner Pledgor further agree that a breach of any of the covenants contained in this paragraph 11 will cause irreparable injury to Agent, that Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this paragraph 11 shall be specifically enforceable against the Borrower, the Holding Company and each General Partner Pledgor, and the Borrower, the Holding Company and each General Partner Pledgor hereby waive and agree not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred with respect to the Borrower Obligations, the Holding Company Obligations or the General Partner Pledgor Obligations.

      12. Limitation on Duties Regarding Collateral. Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Borrower Collateral, the Holding Company Collateral and General Partner Pledgor Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as Agent deals with similar securities and property for its own account. Neither Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Borrower Collateral, the Holding Company Collateral or the General Partner Pledgor Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Borrower Collateral, the Holding Company Collateral or General Partner Pledgor Collateral upon the request of the Borrower, the Holding Company, any General Partner Pledgor or otherwise.

      13. Financing Statements; Other Documents. The Borrower, the Holding Company and each General Partner Pledgor shall deliver to Agent UCC-1 financing statements with respect to the Borrower Collateral, the Holding Company Collateral and the General Partner Pledgor Collateral, duly executed by the Borrower, the Holding Company and each General Partner Pledgor suitable for filing in such jurisdictions as Agent shall reasonably request. The Borrower, the Holding Company and each General Partner Pledgor agree to deliver any other document or instrument which Agent may reasonably request in connection with the administration and enforcement of this Pledge Agreement or with respect to the Borrower Collateral, the Holding Company Collateral and General Partner Pledgor Collateral for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted.

      14. Powers Coupled with an Interest. All authorizations and agencies and powers herein contained with respect to the Borrower Collateral, the Holding Company Collateral and the General Partner Pledgor Collateral are irrevocable and coupled with an interest.

      15. Security Interest Absolute. All rights of the Agent hereunder, the grant of a security interest in the Borrower Collateral, the Holding Company Collateral and the General Partner Pledgor Collateral and all obligations of the Borrower, the Holding Company and the General Partner Pledgors hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Loan Agreement, any agreement with respect to any of the Borrower Obligations, the Holding Company Obligations, the General Partner Pledgor Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in time, manner or place of payment of, or in any other term of, all or any of the Borrower Obligations, the Holding Company Obligations or the General Partner Pledgor Obligations, or any other amendment or waiver of or any consent to any departure from the Note or any other agreement or instrument, (iii) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Borrower Obligations, the Holding Company Obligations or General Partner Pledgor Obligations, or (iv) any other circumstance which might otherwise constitute a defense available to (other than the defense of indefeasible payment), or a discharge of, the Borrower, the Holding Company or the General Partner Pledgors in respect of the Borrower Obligations, the Holding Company Obligations or the General Partner Pledgor Obligations or in respect of this Pledge Agreement.

      16. Fees and Expenses. To the extent provided in the Loan Agreement and the Guaranty, the Borrower, the Holding Company and the General Partner Pledgors shall be obligated to, upon demand, pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts or agents which the Agent or any Lender may incur in connection with (i) the sale of, collection from, or other realization upon, any of the Borrower Collateral, the Holding Company Collateral or the General Partner Pledgor Collateral, or (ii) during the continuance of an Event of Default, the exercise or enforcement of any of the rights of the Agent hereunder. Any such amounts payable as provided hereunder or thereunder shall be additional obligations secured hereby and by the other Security Documents.

      17. Termination. Upon the payment in full of the Borrower Obligations, the Holding Company Obligations or the General Partner Pledgor Obligations, in immediately available funds, including, without limitation, all unreimbursed costs and expenses of the Agent and of each Lender for which the Borrower, the Holding Company or the General Partner Pledgors are responsible, the Agent shall release the Borrower Collateral, the Holding Company Collateral or the General Partner Pledgor Collateral (as the case may be) granted to the Agent as provided for herein. However, such release by the Agent shall not be deemed to terminate or release the Borrower, the Holding Company or any General Partner Pledgor from any obligation or liability under this Pledge Agreement which specifically by its terms survives the payment in full of the Borrower Obligations, the Holding Company Obligations or the General Partner Pledgor Obligations.

      18. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      19. Paragraph Headings. The paragraph headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction, or be taken into consideration in interpreting, this Pledge Agreement.

      20. No Waiver; Cumulative Remedies. Agent shall not by any act delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of Agent, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Agent would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

      21. Waivers and Amendments; Successors and Assigns; Governing Law; Venue. None of the terms or provisions of this Pledge Agreement may be waived, amended, or otherwise modified except by a written instrument executed by the party against which enforcement of such waiver, amendment, or modification is sought. This Pledge Agreement shall be binding upon the Borrower, the Holding Company, each General Partner Pledgor and Agent, and the successors and assigns of each, and shall inure to the benefit of Agent and the Lenders and their successors and assigns and to the benefit of the Borrower, the Holding Company and each General Partner Pledgor and the Borrower's, the Holding Company's, and each General Partnership Pledgor's successors and permitted assigns; provided that neither the Borrower nor the Holding Company nor any General Partner Pledgor shall have any right to (i) assign this Pledge Agreement or any interest herein, or (ii) assign any interest in the Borrower Collateral, the Holding Company Collateral or the General Partner Pledgor Collateral or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Borrower Collateral, the Holding Company Collateral or the General Partner Pledgor Collateral or any part thereof, or any cash or property held by the Borrower, the Holding Company or the General Partner Pledgors as Borrower Collateral, Holding Company Collateral or General Partner Pledgor Collateral under this Pledge Agreement if any such assignment, pledge, encumbrance or grant would constitute a violation of the Loan Agreement. The rights of Agent under this Pledge Agreement shall automatically be transferred to any transferee to which Agent transfers the Note and the Loan Agreement pursuant to the terms thereof. The construction, interpretation, validity, enforceability and effect of all provisions of this Pledge Agreement including, but not limited to, the payment of the Borrower Obligations, the Holding Company Obligations and the General Partner Pledgor Obligations and the legality of the interest rate and other charges shall be construed and enforced in accordance with the internal laws of The Commonwealth of Massachusetts (without regard to conflicts of laws). The Borrower, the Holding Company and each General Partner Pledgor agrees to submit to non-exclusive personal jurisdiction in Suffolk County, in The Commonwealth of Massachusetts in any action or proceeding arising out of this Pledge Agreement and, in furtherance of such agreement, the Borrower, the Holding Company and each General Partner Pledgor hereby agree and consent that, without limiting other methods of obtaining jurisdiction, personal jurisdiction over the Borrower, the Holding Company or any General Partner Pledgor in any such action or proceeding may be obtained within or without the jurisdiction of any court located in The Commonwealth of Massachusetts and that any process or notice of motion or other application to any such court in connection with any such action or proceeding may be served upon the Borrower, the Holding Company and any General Partner Pledgor by registered or certified mail to or by personal service at the last known address of the Borrower, the Holding Company and such General Partner Pledgor, whether such address be within or without the jurisdiction of any such court.

      22. Executive Offices.

            (a) The Borrower shall not (i) change the location of its chief executive offices or sole place of business from the location as of the date hereof or remove its books and records from such location, or (ii) change its name, identity or structure if, in either case, such change is prohibited by the Loan Agreement.

            (b) The Holding Company shall not (i) change the location of its chief executive offices or sole place of business from the location as of the date hereof or remove its books and records from such location, or
      (ii) change its name, identity or structure if, in either case, such change is prohibited by the Loan Agreement.

            (c) No General Partner Pledgor shall (i) change the location of its chief executive offices or sole place of business from the location as of the date hereof or remove its books and records from such location, or
      (ii) change its name, identity or structure if, in either case, such change is prohibited by the Loan Agreement.

      23. Notices. Notices by Agent to the Borrower, the Holding Company and the General Partner Pledgors, to be effective, shall be in writing and shall be hand-delivered or sent by Federal Express, or other reputable national overnight courier service, or by postage pre-paid registered or certified mail, return receipt requested, addressed to the Borrower, the Holding Company or the General Partner Pledgors at their address set forth below their signatures hereto, with a copy in each instance to Rosenman & Colin LLP at the address set forth in
Section 14.1 of the Loan Agreement, and shall be deemed to have been duly given or made (a) when delivered if hand-delivered or sent by Federal Express, or other reputable national overnight courier service, or (b) when delivered if sent by registered or certified mail. Any communications by the Borrower, the Holding Company or any General Partner Pledgor to Agent may be given in any manner set forth in the immediately preceding sentence, with a copy to Riemer & Braunstein LLP, Attention: Steven J. Weinstein, Esq., to the addresses set forth in Section14.1 of the Loan Agreement.

      24. Entire Understanding. Agent acknowledges that this Pledge Agreement, the Note, the Guaranty and the other Loan Documents and Security Documents set forth the entire agreement and understanding of Agent, the Borrower, the Holding Company and the General Partner Pledgors with respect to the Loan and that no oral or other agreements, understanding, representation or warranties exist with respect to the Loan, other than those set forth in this Pledge Agreement, the Note, the Guaranty and the other Loan Documents.

      25. Counterpart Signatures. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

                            [SIGNATURE PAGES FOLLOW]

      IN WITNESS WHEREOF, the undersigned has caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

BORROWER:                             THE NEWKIRK MASTER LIMITED PARTNERSHIP,
                                      A Delaware limited partnership

                                      By: MLP GP LLC, its General Partner

                                      By: Newkirk MLP Corp., its Manager

                                      By: /s/ Lara Sweeney
                                          -----------------------------------
                                          Lara Sweeney, Senior Vice President


                                      Addresses:

                                      1.   Chief Executive Office:
                                           c/o First Winthrop Corporation
                                           7 Bulfinch Place, Suite 500
                                           Boston, Massachusetts 02114

                                      2.   Principal Place of Business:
                                           c/o First Winthrop Corporation
                                           7 Bulfinch Place, Suite 500
                                           Boston, Massachusetts 02114


HOLDING COMPANY:                      NEWKIRK GP HOLDING LLC,
                                      A Delaware limited liability company

                                      By: MLP Manager Corp., its Manager

                                      By: /s/ Lara Sweeney
                                          -----------------------------------
                                          Lara Sweeney, Senior Vice President

GENERAL PARTNER
PLEDGORS:                             Newkirk 21 AT GP LLC
                                      Newkirk Alake GP LLC
                                      Newkirk Albeau GP LLC
                                      Newkirk Allia GP LLC
                                      Newkirk Ateb GP LLC
                                      Newkirk Avrem GP LLC
                                      Newkirk Basot GP LLC
                                      Newkirk Bedcar GP LLC
                                      Newkirk Boford GP LLC
                                      Newkirk Calcraf GP LLC
                                      Newkirk Carlane GP LLC
                                      Newkirk Crostex GP LLC
                                      Newkirk Croydon GP LLC
                                      Newkirk Dautec GP LLC
                                      Newkirk Denport GP LLC

                                      Newkirk Denville GP LLC
                                      Newkirk Feddata GP LLC
                                      Newkirk Flamont GP LLC
                                      Newkirk Gersant GP LLC
                                      Newkirk Hazelport GP LLC
                                      Newkirk Jackson Street GP LLC
                                      Newkirk Jaclane GP LLC
                                      Newkirk Jacway GP LLC
                                      Newkirk Johab GP LLC
                                      Newkirk Kalan GP LLC
                                      Newkirk Lando GP LLC
                                      Newkirk Lanmar GP LLC
                                      Newkirk Larloosa GP LLC
                                      Newkirk Leyden GP LLC
                                      Newkirk Liroc GP LLC
                                      Newkirk Marbax GP LLC
                                      Newkirk Martall GP LLC
                                      Newkirk Mesa GP LLC
                                      Newkirk Midlem GP LLC
                                      Newkirk Montal GP LLC
                                      Newkirk Nevit GP LLC
                                      Newkirk Newal GP LLC
                                      Newkirk Pinmar GP LLC
                                      Newkirk Pinole GP LLC
                                      Newkirk Porto GP LLC
                                      Newkirk Renlake GP LLC
                                      Newkirk Sandnord GP LLC
                                      Newkirk Santex GP LLC
                                      Newkirk Segair GP LLC
                                      Newkirk Seguine GP LLC
                                      Newkirk Silward GP LLC
                                      Newkirk Skoob GP LLC
                                      Newkirk Spokmont GP LLC
                                      Newkirk Vegpow GP LLC
                                      Newkirk Vegrouge GP LLC
                                      Newkirk Walando GP LLC
                                      Newkirk Walmad GP LLC
                                      Newkirk Walstaff GP LLC
                                      Newkirk Washtex GP LLC

                                      Each, a Delaware limited liability company

                                      By: MLP Manager Corp., their Manager

                                      By: /s/ Lara Sweeney
                                          -----------------------------------
                                          Lara Sweeney, Senior Vice President

                                      Addresses:

                                      1.   Chief Executive Office:
                                           c/o First Winthrop Corporation
                                           7 Bulfinch Place, Suite 500
                                           Boston, Massachusetts 02114

                                      2.   Principal Place of Business:
                                           c/o First Winthrop Corporation
                                           7 Bulfinch Place, Suite 500
                                           Boston, Massachusetts 02114


AGENT:                                FLEET NATIONAL BANK,
                                      A national banking association

                                      By: /s/ Scott C. Dow
                                          -----------------------------------
                                          Scott C. Dow
                                          duly authorized

                                                                      SCHEDULE 1
                                                                       To Pledge
                                                                       Agreement

                            GENERAL PARTNER PLEDGORS

         1.       Newkirk 21 AT GP LLC

         2.       Newkirk Alake GP LLC

         3.       Newkirk Albeau GP LLC

         4.       Newkirk Allia GP LLC

         5.       Newkirk Ateb GP LLC

         6.       Newkirk Avrem GP LLC

         7.       Newkirk Basot GP LLC

         8.       Newkirk Bedcar GP LLC

         9.       Newkirk Boford GP LLC

         10.      Newkirk Calcraf GP LLC

         11.      Newkirk Carlane GP LLC

         12.      Newkirk Crostex GP LLC

         13.      Newkirk Croydon GP LLC

         14.      Newkirk Dautec GP LLC

         15.      Newkirk Denport GP LLC

         16.      Newkirk Denville GP LLC

         17.      Newkirk Feddata GP LLC

         18.      Newkirk Flamont GP LLC

         19.      Newkirk Gersant GP LLC

         20.      Newkirk Hazelport GP LLC

         21.      Newkirk Jackson Street GP LLC

         22.      Newkirk Jaclane GP LLC

         23.      Newkirk Jacway GP LLC

         24.      Newkirk Johab GP LLC

         25.      Newkirk Kalan GP LLC

         26.      Newkirk Lando GP LLC

         27.      Newkirk Lanmar GP LLC

         28.      Newkirk Larloosa GP LLC

         29.      Newkirk Leyden GP LLC

         30.      Newkirk Liroc GP LLC

         31.      Newkirk Marbax GP LLC

         32.      Newkirk Martall GP LLC

         33.      Newkirk Mesa GP LLC

         34.      Newkirk Midlem GP LLC

         35.      Newkirk Montal GP LLC

         36.      Newkirk Nevit GP LLC

         37.      Newkirk Newal GP LLC

         38.      Newkirk Pinmar GP LLC

         39.      Newkirk Pinole GP LLC

         40.      Newkirk Porto GP LLC

         41.      Newkirk Renlake GP LLC

         42.      Newkirk Sandnord GP LLC

         43.      Newkirk Santex GP LLC

         44.      Newkirk Segair GP LLC

         45.      Newkirk Seguine GP LLC

         46.      Newkirk Silward GP LLC

         47.      Newkirk Skoob GP LLC

         48.      Newkirk Spokmont GP LLC

         49.      Newkirk Vegpow GP LLC

         50.      Newkirk Vegrouge GP LLC

         51.      Newkirk Walando GP LLC

         52.      Newkirk Walmad GP LLC

         53.      Newkirk Walstaff GP LLC

         54.      Newkirk Washtex GP LLC

                                                                      SCHEDULE 2
                                                                       To Pledge
                                                                       Agreement

                       PARTICIPATING LIMITED PARTNERSHIPS

         1.       Newkirk 21 AT L.P.
                  General Partner Pledgor: Newkirk 21 AT GP LLC

         2.       Newkirk Alake L.P.
                  General Partner Pledgor: Newkirk Alake GP LLC

         3.       Newkirk Albeau L.P.
                  General Partner Pledgor: Newkirk Albeau GP LLC

         4.       Newkirk Allia L.P.
                  General Partner Pledgor: Newkirk Allia GP LLC

         5.       Newkirk Ateb L.P.
                  General Partner Pledgor: Newkirk Ateb GP LLC

         6.       Newkirk Avrem L.P.
                  General Partner Pledgor: Newkirk Avrem GP LLC

         7.       Newkirk Basot L.P.
                  General Partner Pledgor: Newkirk Basot GP LLC

         8.       Newkirk Bedcar L.P.
                  General Partner Pledgor: Newkirk Bedcar GP LLC

         9.       Newkirk Boford L.P.
                  General Partner Pledgor: Newkirk Boford GP LLC

         10.      Newkirk Carlane L.P.
                  General Partner Pledgor: Newkirk Calane GP LLC

         11.      Newkirk Calcraf L.P.
                  General Partner Pledgor: Newkirk Calcraf GP LLC

         12.      Newkirk Crostex L.P.
                  General Partner Pledgor: Newkirk Crostex GP LLC

         13.      Newkirk Croydon L.P.
                  General Partner Pledgor: Newkirk Croydon GP LLC

         14.      Newkirk Dautec L.P.
                  General Partner Pledgor: Newkirk Dautec GP LLC

         15.      Newkirk Denport L.P.
                  General Partner Pledgor: Newkirk Denport GP LLC

         16.      Newkirk Denville L.P.
                  General Partner Pledgor: Newkirk Denville GP LLC

         17.      Newkirk Feddata L.P.
                  General Partner Pledgor: Newkirk Feddata GP LLC

         18.      Newkirk Flamont L.P.
                  General Partner Pledgor: Newkirk Flamont GP LLC

         19.      Newkirk Gersant L.P.
                  General Partner Pledgor: Newkirk Gersant GP LLC

         20.      Newkirk Hazelport L.P.
                  General Partner Pledgor: Newkirk Hazelport GP LLC

         21.      Newkirk Jackson Street L.P.
                  General Partner Pledgor: Newkirk Jackson Street GP LLC

         22.      Newkirk Jaclane L.P.
                  General Partner Pledgor: Newkirk Jaclane GP LLC

         23.      Newkirk Jacway L.P.
                  General Partner Pledgor: Newkirk Jacway GP LLC

         24.      Newkirk Johab L.P.
                  General Partner Pledgor: Newkirk Johab GP LLC

         25.      Newkirk Kalan L.P.
                  General Partner Pledgor: Newkirk Kalan GP LLC

         26.      Newkirk Lando L.P.
                  General Partner Pledgor: Newkirk Lando GP LLC

         27.      Newkirk Lanmar L.P.
                  General Partner Pledgor: Newkirk Lanmar GP LLC

         28.      Newkirk Larloosa L.P.
                  General Partner Pledgor: Newkirk Larloosa GP LLC

         29.      Newkirk Leyden L.P.
                  General Partner Pledgor: Newkirk Leyden GP LLC

         30.      Newkirk Liroc L.P.
                  General Partner Pledgor: Newkirk Liroc GP LLC

         31.      Newkirk Marbax L.P.
                  General Partner Pledgor: Newkirk Marbax GP LLC

         32.      Newkirk Martall L.P.
                  General Partner Pledgor: Newkirk Martall GP LLC

         33.      Newkirk Mesa L.P.
                  General Partner Pledgor: Newkirk Mesa GP LLC

         34.      Newkirk Midlem L.P.
                  General Partner Pledgor: Newkirk Midlem GP LLC

         35.      Newkirk Montal L.P.
                  General Partner Pledgor: Newkirk Montal GP LLC

         36.      Newkirk Nevit L.P.
                  General Partner Pledgor: Newkirk Nevit GP LLC

         37.      Newkirk Newal L.P.
                  General Partner Pledgor: Newkirk Newal GP LLC

         38.      Newkirk Pinmar L.P.
                  General Partner Pledgor: Newkirk Pinmar GP LLC

         39.      Newkirk Pinole L.P.
                  General Partner Pledgor: Newkirk Pinole GP LLC

         40.      Newkirk Porto L.P.
                  General Partner Pledgor: Newkirk Porto GP LLC

         41.      Newkirk Renlake L.P.
                  General Partner Pledgor: Newkirk Renlake GP LLC

         42.      Newkirk Sandnord L.P.
                  General Partner Pledgor: Newkirk Sandnord GP LLC

         43.      Newkirk Santex L.P.
                  General Partner Pledgor: Newkirk Santex GP LLC

         44.      Newkirk Segair L.P.
                  General Partner Pledgor: Newkirk Segair GP LLC

         45.      Newkirk Seguine L.P.
                  General Partner Pledgor: Newkirk Seguine GP LLC

         46.      Newkirk Silward L.P.
                  General Partner Pledgor: Newkirk Silward GP LLC

         47.      Newkirk Skoob L.P.
                  General Partner Pledgor: Newkirk Skoob GP LLC

         48.      Newkirk Spokmont L.P.
                  General Partner Pledgor: Newkirk Spokmont GP LLC

         49.      Newkirk Vegpow L.P.
                  General Partner Pledgor: Newkirk Vegpow GP LLC

         50.      Newkirk Vegrouge L.P.
                  General Partner Pledgor: Newkirk Vegrouge GP LLC

         51.      Newkirk Walando L.P.
                  General Partner Pledgor: Newkirk Walando GP LLC

         52.      Newkirk Walmad L.P.
                  General Partner Pledgor: Newkirk Walmad GP LLC

         53.      Newkirk Walstaff L.P.
                  General Partner Pledgor: Newkirk Walstaff GP LLC

         54.      Newkirk Washtex L.P.
                  General Partner Pledgor: Newkirk Washtex GP LLC

                                                                      SCHEDULE 3
                                                                       To Pledge
                                                                       Agreement

                                  Issuer of                                        Series of        Percentage
 Holder of Pledged                 Pledged              Type of                   Membership            of
     Interests                    Interest              Interest                   Interest           Issued
                                                                                                     Interests
The Newkirk Master               Newkirk GP            Membership                 Series 21 AT        100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership                 Series Alake        100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership                 Series Albeau       100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership                 Series Allia        100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership                  Series Ateb        100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership                 Series Avrem        100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership                 Series Basot        100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership                 Series Bedcar       100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership                 Series Boford       100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership                Series Calcraf       100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership                Series Carlane       100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership                Series Crostex       100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership                Series Croydon       100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership                 Series Dautec       100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership                Series Denport       100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership                Series Denville      100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership                Series Feddata       100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership                Series Flamont       100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership                Series Gersant       100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership               Series Hazelport      100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership                Series Jackson       100.0%
Limited Partnership              Holding LLC                                         Street

The Newkirk Master               Newkirk GP            Membership                Series Jaclane       100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership                 Series Jacway       100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership                 Series Johab        100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership                 Series Kalan        100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership                 Series Lando        100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership                 Series Lanmar       100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership                Series Larloosa      100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership                 Series Leyden       100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership                 Series Liroc        100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership                 Series Marbax       100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership                Series Martall       100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership                  Series Mesa        100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership                 Series Midlem       100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership                 Series Montal       100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership                 Series Nevit        100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership                 Series Newal        100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership                 Series Pinmar       100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership                 Series Pinole       100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership                 Series Porto        100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership                Series Renlake       100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership                Series Sandnord      100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership                 Series Santex       100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership                 Series Segair       100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership                Series Seguine       100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership                Series Silward       100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership                 Series Skoob        100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership                Series Spokmont      100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP                 Membership      Series Vegpow             100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP                 Membership      Series Vegrouge           100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP                 Membership      Series Walando            100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP                 Membership      Series Walmad             100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP                 Membership      Series Walstaff           100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP                 Membership      Series Washtex            100.0%
Limited Partnership              Holding LLC